UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Stephen Tate, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	April 30, 2022

Date of reporting period:	May 1, 2021 – April 30, 2022

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam Investments

Putnam Multi-Cap Core Fund

Annual report
4 | 30 | 22

Blend funds invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

FUND SYMBOL
CLASS A
PMYAX

Putnam
Multi-Cap Core
Fund

Annual report
4 | 30 | 22

Message from the Trustees

June 14, 2022

Dear Fellow Shareholder:

The year to date has been difficult for investors, with bond and stock prices falling in repeated market downturns. Inflation has climbed to levels not seen in decades, prompting the U.S. Federal Reserve to reverse the stimulus that had helped support financial assets since 2020. Markets globally also have reacted to the Russia-Ukraine War and the worsening Covid-19 pandemic in China. In the underlying economy, we have seen encouraging signs, such as abundant job openings and wage gains in the United States.

History has shown us that markets eventually recover from crises and may reward those focused on long-term goals rather than short-term uncertainties. At Putnam, professional, active investors are working for you. They are monitoring risks while looking for strong potential investments for your fund. Learn more in the interview with your fund manager(s) in the following pages.

Thank you for investing with Putnam.

No matter what the stock market is doing from year to year, there are always opportunities for those who know how to find them. Portfolio Manager Gerard Sullivan has more than 35 years of investing experience and the flexibility to invest across the entire universe of publicly traded U.S. companies.

The best-performing stocks change from year to year

Sometimes stocks of small, fast-growing companies lead the market. At other times, it may be large undervalued companies. By investing in all types of stocks, the fund may benefit in changing markets, with less volatility than funds with a more narrow focus.

Source: Putnam, as of 12/31/21. Small-cap growth stocks are represented by the Russell 2000® Growth Index, an unmanaged index of those companies in the small-cap Russell 2000 Index chosen for their growth orientation. Small-cap value stocks are represented by the Russell 2000 Value Index, an unmanaged index of those companies in the small-cap Russell 2000 Index chosen for their value orientation. Mid-cap growth stocks are represented by the Russell Midcap® Growth Index, an unmanaged index of those companies in the Russell Midcap Index chosen for their growth orientation. Mid-cap value stocks are represented by the Russell Midcap Value Index, an unmanaged index of those companies in the Russell Midcap Index chosen for their value orientation. Large-cap growth stocks are represented by the Russell 1000® Growth Index, an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their growth orientation. Large-cap value stocks are represented by the Russell 1000 Value Index, which is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their value orientation. You cannot invest directly in an index. Past performance is not a guarantee of future results.

2 Multi-Cap Core Fund

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 8–10 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

Lipper peer group average is provided by Lipper, a Refinitiv company.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 4/30/22. See above and pages 8–10 for additional fund performance information. Index descriptions can be found on pages 14–15.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

Multi-Cap Core Fund 3

How were conditions for stock market investors during the reporting period?

Conditions were quite challenging for the financial markets, particularly in the final four months of the period. In the first half of the period, U.S. stocks generally advanced despite concerns about rising inflation and the spread of the Delta variant of Covid-19. Also, several businesses were challenged by cost pressures and shortages in materials, parts, and labor. Later in 2021, stocks met with more turbulence as the Omicron variant of Covid-19 emerged. As the number of new Covid cases mounted, concerns grew about the potential for renewed economic shutdowns. Even with these headwinds, U.S. stocks closed the 2021 calendar year near record highs, marking their third consecutive year of gains.

After the solid finish to 2021, new challenges emerged in early 2022. On February 24, Russia launched a large-scale invasion of Ukraine, rattling global financial markets. Stock market volatility surged and uncertainty grew over the long-term impact of this humanitarian and geopolitical crisis. At the same time, the U.S. Federal Reserve voted to raise interest rates for the first time since 2018 in an effort

4 Multi-Cap Core Fund

Allocations are shown as a percentage of the fund’s net assets as of 4/30/22. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 4/30/22. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

Multi-Cap Core Fund 5

to ease inflation. The Fed is expected to raise rates several times in 2022, leading to investor concerns about the impact on stock performance. Markets have been volatile so far in 2022, and at the close of the period, stocks had declined for four consecutive weeks. In April, all three major indexes recorded losses, including the S&P 500 Index, which posted its worst monthly performance since March 2020.

How did the fund perform in this environment?

For the 12-month reporting period, the fund returned –1.21%, outperforming its benchmark, the Russell 3000 Index, which returned –3.11%. The fund also outperformed its Lipper peer group average for the period, which was –4.12%.

What were some stocks that helped fund performance during the period?

The top contributor for the 12-month reporting period was Nucor Corporation, the largest steel producer in the United States. The company recently reported strong earnings growth, thanks to rising steel prices and growing demand. Steel prices, which soared in late 2020 and 2021, rose again following Russia’s invasion of Ukraine.

Technology giant Microsoft was another key contributor to performance for the period. In its most recent financial results, Microsoft reported revenue and earnings per share that beat analyst expectations. It is worth noting that Microsoft stock has declined as part of the recent industry-wide sell-off in technology stocks. However, in our view, the company continues to offer attractive long-term growth potential. Most notable has been growth in the company’s cloud computing business, Azure. Microsoft has also demonstrated success and competitive strength in its Office 365 software business and its video game platforms.

What were some holdings that detracted from performance during the period?

PulteGroup, one of the largest home construction companies in the United States, was among the top detractors from performance for the period. Although demand for new homes has surged, home builders have struggled due to supply chain challenges and labor shortages. PulteGroup’s revenues have been hurt by delays in manufacturing of building supplies and fulfilling orders.

Magna International was also a detractor. This Canadian company provides parts and technology, such as advanced driver assist systems, to automobile manufacturers. The stock struggled, along with many others in the industry, due to the semiconductor shortages that have reduced global automobile production.

How did the fund use derivatives during the reporting period?

We used futures in an effort to equitize cash.

What is your outlook for the coming months?

Due to the number of uncertainties, including the Russia-Ukraine War, inflation, and interest rates, we believe more volatility is likely for stocks in the months ahead. However, as active portfolio managers, we welcome periods of dislocation because they often present us with more investment opportunities.

Regardless of the market environment, we remain focused on our disciplined investment process and the long-term potential of the companies in which we invest. We seek to identify companies that are either temporarily mispriced by the market or have, in our view, long and durable runways for growth.

Thank you, Jerry, for your time and insights today.

6 Multi-Cap Core Fund

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

This table shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

Multi-Cap Core Fund 7

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended April 30, 2022, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Annualized fund performance Total return for periods ended 4/30/22

	Life of fund	10 years	5 years	3 years	1 year
Class A (9/24/10)
Before sales charge	14.85%	14.12%	13.95%	15.33%	–1.21%
After sales charge	14.27	13.45	12.60	13.08	–6.89
Class B (9/24/10)
Before CDSC	14.26	13.45	13.09	14.47	–1.96
After CDSC	14.26	13.45	12.84	13.70	–6.46
Class C (9/24/10)
Before CDSC	14.26	13.45	13.10	14.48	–1.94
After CDSC	14.26	13.45	13.10	14.48	–2.84
Class R (9/24/10)
Net asset value	14.57	13.84	13.66	15.03	–1.46
Class R6 (5/22/18)
Net asset value	15.18	14.45	14.32	15.74	–0.87
Class Y (9/24/10)
Net asset value	15.14	14.41	14.23	15.63	–0.98

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A shares reflect the deduction of the maximum 5.75% sales charge levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R6, and Y shares have no initial sales charge or CDSC. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B and C share performance reflects conversion to class A shares after eight years.

8 Multi-Cap Core Fund

Comparative annualized index returns For periods ended 4/30/22

	Life of fund	10 years	5 years	3 years	1 year
Russell 3000 Index	13.59%	13.29%	13.01%	13.11%	–3.11%
Lipper Multi-Cap Core Funds
category average*	11.76	11.57	11.00	11.10	–4.12

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

Lipper peer group average is provided by Lipper, a Refinitiv company.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 4/30/22, there were 652, 585, 520, 347, and 316 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $35,310 and $35,312, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class R, R6, and Y shares would have been valued at $36,543, $38,566, and $38,419, respectively.

Multi-Cap Core Fund 9

Fund price and distribution information For the 12-month period ended 4/30/22

Distributions	Class A		Class B	Class C	Class R	Class R6	Class Y
Number	1		1	1	1	1	1
Income	$0.260		—	—	$0.216	$0.381	$0.354
Capital gains
Long-term gains	1.472		$1.472	$1.472	1.472	1.472	1.472
Short-term gains	1.481		1.481	1.481	1.481	1.481	1.481
Total	$3.213		$2.953	$2.953	$3.169	$3.334	$3.307
	Before	After	Net	Net	Net	Net	Net
	sales	sales	asset	asset	asset	asset	asset
Share value	charge	charge	value	value	value	value	value
4/30/21	$34.95	$37.08	$33.73	$33.65	$34.77	$35.24	$35.22
4/30/22	31.57	33.50	30.36	30.29	31.35	31.86	31.83

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Annualized fund performance as of most recent calendar quarter
Total return for periods ended 3/31/22

	Life of fund	10 years	5 years	3 years	1 year
Class A (9/24/10)
Before sales charge	15.77%	14.89%	16.01%	20.38%	12.66%
After sales charge	15.18	14.21	14.65	18.03	6.18
Class B (9/24/10)
Before CDSC	15.17	14.21	15.14	19.50	11.81
After CDSC	15.17	14.21	14.92	18.79	6.81
Class C (9/24/10)
Before CDSC	15.18	14.20	15.15	19.50	11.84
After CDSC	15.18	14.20	15.15	19.50	10.84
Class R (9/24/10)
Net asset value	15.49	14.61	15.73	20.08	12.40
Class R6 (5/22/18)
Net asset value	16.10	15.22	16.39	20.82	13.05
Class Y (9/24/10)
Net asset value	16.07	15.18	16.30	20.69	12.94

See the discussion following the fund performance table on page 8 for information about the calculation of fund performance.

10 Multi-Cap Core Fund

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class R	Class R6	Class Y
Total annual operating expenses for the
fiscal year ended 4/30/21	0.98%	1.73%	1.73%	1.23%	0.63%	0.73%
Annualized expense ratio for the
six-month period ended 4/30/22*†	0.97%	1.72%	1.72%	1.22%	0.63%	0.72%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

† Includes one-time annualized proxy cost of 0.01%.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 11/1/21 to 4/30/22. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$4.60	$8.14	$8.14	$5.78	$2.99	$3.41
Ending value (after expenses)	$911.50	$908.00	$908.10	$910.30	$913.00	$912.70

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/22. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period (181); and then dividing that result by the number of days in the year (365).

Multi-Cap Core Fund 11

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 4/30/22, use the following calculation method. To find the value of your investment on 11/1/21, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$4.86	$8.60	$8.60	$6.11	$3.16	$3.61
Ending value (after expenses)	$1,019.98	$1,016.27	$1,016.27	$1,018.74	$1,021.67	$1,021.22

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/22. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period (181); and then dividing that result by the number of days in the year (365).

12 Multi-Cap Core Fund

Consider these risks before investing

Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings.

Our investment techniques, analyses, and judgments may not produce the outcome we intend. The investments we select for the fund may not perform as well as other securities that we do not select for the fund. We, or the fund’s other service providers, may experience disruptions or operating errors that could have a negative effect on the fund. You can lose money by investing in the fund.

Multi-Cap Core Fund 13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions. They are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Bloomberg U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 3000® Index is an unmanaged index of the 3,000 largest U.S. companies.

S&P 500® Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

BLOOMBERG®  is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

14 Multi-Cap Core Fund

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper, a Refinitiv company, is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Multi-Cap Core Fund 15

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2021, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of April 30, 2022, Putnam employees had approximately $492,000,000 and the Trustees had approximately $72,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Liquidity risk management program

Putnam, as the administrator of the fund’s liquidity risk management program (appointed by the Board of Trustees), presented the most recent annual report on the program to the Trustees in April 2022. The report covered the structure of the program, including the program documents and related policies and procedures adopted to comply with Rule 22e-4 under the Investment Company Act of 1940, and reviewed the operation of the program from January 2021 through December 2021. The report included a description of the annual liquidity assessment of the fund that Putnam performed in November 2021. The report noted that there were no material compliance exceptions identified under Rule 22e-4 during the period. The report included a review of the governance of the program and the methodology for classification of the fund’s investments. The report also included a discussion of liquidity monitoring during the period, including during the market liquidity challenges caused by the Covid-19 pandemic, and the impact those challenges had on the liquidity of the fund’s investments. Putnam concluded that the program has been operating effectively and adequately to ensure compliance with Rule 22e-4.

16 Multi-Cap Core Fund

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Multi-Cap Core Fund 17

Audited financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s audited financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

18 Multi-Cap Core Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Putnam Funds Trust and Shareholders of
Putnam Multi-Cap Core Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s portfolio, of Putnam Multi-Cap Core Fund (one of the funds constituting Putnam Funds Trust, referred to hereafter as the “Fund”) as of April 30, 2022, the related statement of operations for the year ended April 30, 2022, the statement of changes in net assets for each of the two years in the period ended April 30, 2022, including the related notes, and the financial highlights for each of the two years in the period ended April 30, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended April 30, 2022 and the financial highlights for each of the two years in the period ended April 30, 2022 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended April 30, 2020 and the financial highlights for each of the periods ended on or prior to April 30, 2020 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated June 8, 2020 expressed an unqualified opinion on those -financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and -regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
June 14, 2022

We have served as the auditor of one or more investment companies in the Putnam Investments family of funds since at least 1957. We have not been able to determine the specific year we began serving as auditor.

Multi-Cap Core Fund 19

The fund’s portfolio 4/30/22

COMMON STOCKS (97.5%)*	Shares	Value
Aerospace and defense (2.2%)
Northrop Grumman Corp.	91,468	$40,191,039
Raytheon Technologies Corp.	335,128	31,806,998
		71,998,037
Air freight and logistics (0.4%)
GXO Logistics, Inc. †	205,372	12,155,969
		12,155,969
Airlines (0.9%)
Southwest Airlines Co. †	586,880	27,419,034
		27,419,034
Auto components (0.8%)
Magna International, Inc. (Canada)	447,369	26,962,930
		26,962,930
Automobiles (0.7%)
General Motors Co. †	96,499	3,658,277
Tesla, Inc. †	22,177	19,310,845
		22,969,122
Banks (3.5%)
Bank of America Corp.	2,645,922	94,406,497
KeyCorp	895,755	17,297,029
		111,703,526
Beverages (2.3%)
Coca-Cola Co. (The)	829,945	53,622,746
Molson Coors Beverage Co. Class B	400,455	21,680,634
		75,303,380
Biotechnology (3.4%)
AbbVie, Inc.	361,763	53,135,749
Amgen, Inc.	150,613	35,121,445
Regeneron Pharmaceuticals, Inc. †	33,113	21,825,109
		110,082,303
Capital markets (4.0%)
Ameriprise Financial, Inc.	87,524	23,236,747
Goldman Sachs Group, Inc. (The)	114,276	34,910,175
KKR & Co., Inc.	346,767	17,674,714
Morgan Stanley	256,836	20,698,413
Raymond James Financial, Inc. S	292,024	28,460,659
TPG, Inc. † S	174,865	4,441,571
		129,422,279
Chemicals (0.6%)
Eastman Chemical Co.	202,335	20,773,734
		20,773,734
Communications equipment (1.3%)
Cisco Systems, Inc./Delaware	886,157	43,403,970
		43,403,970
Containers and packaging (0.4%)
International Paper Co.	298,112	13,796,623
		13,796,623

20 Multi-Cap Core Fund

COMMON STOCKS (97.5%)* cont.	Shares	Value
Distributors (0.3%)
LKQ Corp.	221,427	$10,989,422
		10,989,422
Diversified financial services (3.7%)
Apollo Global Management, Inc. S	287,952	14,328,492
ArcLight Clean Transition Corp. II (acquired 12/2/21, cost $3,813,340) (Private) † F ∆∆ P1	381,334	3,407,982
Berkshire Hathaway, Inc. Class B †	206,710	66,732,189
Bird Global, Inc.	411,365	740,457
Pershing Square Tontine Holdings, Ltd. Class A †	1,637,994	32,579,701
		117,788,821
Diversified telecommunication services (0.8%)
AT&T, Inc.	512,598	9,667,598
Liberty Global PLC Class A (United Kingdom) †	661,374	15,052,872
		24,720,470
Electric utilities (2.1%)
Constellation Energy Corp.	313,120	18,539,835
NRG Energy, Inc.	690,326	24,782,703
PG&E Corp. † S	2,016,365	25,507,017
		68,829,555
Entertainment (0.8%)
Universal Music Group NV (Netherlands)	238,680	5,521,960
Walt Disney Co. (The) †	172,622	19,269,794
		24,791,754
Equity real estate investment trusts (REITs) (2.3%)
Armada Hoffler Properties, Inc. R	970,846	13,154,963
Boston Properties, Inc. R	123,873	14,567,465
Equity Commonwealth † R	355,895	9,320,890
Gaming and Leisure Properties, Inc. R	708,093	31,425,167
Vornado Realty Trust R	117,521	4,549,238
		73,017,723
Food and staples retail (1.7%)
Walmart, Inc.	362,389	55,441,893
		55,441,893
Health-care equipment and supplies (0.7%)
Lucid Diagnostics, Inc. † S	230,480	486,313
Medtronic PLC	170,972	17,842,638
Nyxoah SA (Belgium) †	183,630	2,983,988
		21,312,939
Health-care providers and services (5.7%)
Anthem, Inc.	45,153	22,663,645
CVS Health Corp.	237,603	22,840,776
HCA Healthcare, Inc.	68,746	14,749,454
McKesson Corp.	112,353	34,785,612
Tenet Healthcare Corp. † S	335,062	24,295,346
UnitedHealth Group, Inc.	126,831	64,499,905
		183,834,738

Multi-Cap Core Fund 21

COMMON STOCKS (97.5%)* cont.	Shares	Value
Hotels, restaurants, and leisure (0.8%)
Chuy’s Holdings, Inc. †	209,779	$5,246,573
Kura Sushi USA, Inc. Class A † S	73,792	3,702,883
McDonald’s Corp.	73,407	18,290,088
		27,239,544
Household durables (1.0%)
PulteGroup, Inc.	786,603	32,848,541
		32,848,541
Household products (1.2%)
Procter & Gamble Co. (The)	241,658	38,798,192
		38,798,192
Industrial conglomerates (1.2%)
Honeywell International, Inc.	201,199	38,934,018
		38,934,018
Insurance (2.6%)
Alleghany Corp. †	44,822	37,493,603
Arch Capital Group, Ltd. †	474,421	21,666,807
Assured Guaranty, Ltd.	430,286	23,730,273
		82,890,683
Interactive media and services (4.8%)
Alphabet, Inc. Class C †	49,031	112,738,449
Meta Platforms, Inc. Class A †	206,848	41,466,819
		154,205,268
Internet and direct marketing retail (2.9%)
Amazon.com, Inc. †	37,948	94,324,687
		94,324,687
IT Services (2.3%)
Gartner, Inc. †	58,725	17,062,549
Mastercard, Inc. Class A	160,257	58,234,189
		75,296,738
Machinery (1.8%)
Deere & Co.	44,263	16,711,496
Otis Worldwide Corp.	553,613	40,325,171
		57,036,667
Media (0.5%)
Comcast Corp. Class A	439,822	17,487,323
		17,487,323
Metals and mining (1.6%)
Freeport-McMoRan, Inc. (Indonesia)	600,128	24,335,190
Nucor Corp.	181,412	28,078,949
		52,414,139
Mortgage real estate investment trusts (REITs) (0.3%)
Starwood Property Trust, Inc. R	432,670	9,899,490
		9,899,490
Multi-utilities (0.6%)
CMS Energy Corp.	286,213	19,659,971
		19,659,971
Multiline retail (1.7%)
Target Corp.	238,915	54,627,915
		54,627,915

22 Multi-Cap Core Fund

COMMON STOCKS (97.5%)* cont.	Shares	Value
Oil, gas, and consumable fuels (2.5%)
APA Corp.	81,519	$3,336,573
ConocoPhillips	288,921	27,597,734
Enterprise Products Partners LP	1,182,365	30,635,077
Phillips 66	215,890	18,730,616
		80,300,000
Pharmaceuticals (4.5%)
Eli Lilly and Co.	114,292	33,388,122
Johnson & Johnson	323,217	58,327,740
Merck & Co., Inc.	282,625	25,066,011
Pfizer, Inc.	543,768	26,682,696
		143,464,569
Real estate management and development (0.9%)
CBRE Group, Inc. Class A †	352,539	29,274,839
		29,274,839
Road and rail (1.6%)
Union Pacific Corp.	213,324	49,979,680
		49,979,680
Semiconductors and semiconductor equipment (3.8%)
Intel Corp.	532,910	23,229,547
Lam Research Corp.	60,964	28,394,593
NVIDIA Corp.	181,895	33,736,066
Qualcomm, Inc.	121,419	16,961,020
Texas Instruments, Inc.	110,128	18,749,292
		121,070,518
Software (10.0%)
Adobe, Inc. †	44,123	17,470,502
Microsoft Corp.	855,168	237,326,223
NCR Corp. † S	386,662	13,544,770
Oracle Corp.	539,784	39,620,146
salesforce.com, Inc. †	67,440	11,865,394
Upland Software, Inc. †	74,732	1,115,001
		320,942,036
Specialty retail (2.3%)
Best Buy Co., Inc.	261,299	23,498,619
Lowe’s Cos., Inc.	252,935	50,012,838
		73,511,457
Technology hardware, storage, and peripherals (7.5%)
Apple, Inc.	1,540,000	242,781,000
		242,781,000
Textiles, apparel, and luxury goods (0.5%)
Nike, Inc. Class B	116,339	14,507,473
		14,507,473
Tobacco (0.9%)
Altria Group, Inc.	503,327	27,969,881
		27,969,881
Trading companies and distributors (1.1%)
Karat Packaging, Inc. †	411,735	7,555,337
United Rentals, Inc. †	92,642	29,323,046
		36,878,383
Total common stocks (cost $1,963,071,029)		$3,143,061,234

Multi-Cap Core Fund 23

UNITS (0.2%)*	Units	Value
COVA Acquisition Corp. †	728,239	$7,202,284
Total units (cost $7,282,390)		$7,202,284

SHORT-TERM INVESTMENTS (4.3%)*		Principal amount/ shares	Value
Putnam Cash Collateral Pool, LLC 0.45% [d]	Shares	48,913,014	$48,913,014
Putnam Short Term Investment Fund Class P 0.43% L	Shares	79,382,906	79,382,906
U.S. Treasury Bills 0.431%, 6/16/22 #		$300,000	299,833
U.S. Treasury Bills 0.351%, 6/7/22 #		3,200,000	3,198,669
U.S. Treasury Bills 0.338%, 6/2/22 #		5,800,000	5,798,351
U.S. Treasury Bills 0.284%, 5/26/22		800,000	799,827
Total short-term investments (cost $138,392,748)			$138,392,600

TOTAL INVESTMENTS
Total investments (cost $2,108,746,167)	$3,288,656,118

Notes to the fund’s portfolio
Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from May 1, 2021 through April 30, 2022 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.
*	Percentages indicated are based on net assets of $3,223,308,002.
†	This security is non-income-producing.
∆∆	This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $3,407,982, or 0.1% of net assets.
#	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $3,960,401 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).
[d]	Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
F	This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).
L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
R	Real Estate Investment Trust.
S	Security on loan, in part or in entirety, at the close of the reporting period (Note 1).
P1	The investment is an irrevocable commitment made in a private investment transaction to purchase shares of a special purpose acquisition corporation upon consummation of a merger or other identified acquisition transaction in the aggregate amount of $3,813,340, the deferred settlement of which is included as a payable as a purchase of delayed delivery securities.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
The dates shown on debt obligations are the original maturity dates.

24 Multi-Cap Core Fund

FUTURES CONTRACTS OUTSTANDING at 4/30/22
	Number of contracts	Notional amount	Value	Expiration date	Unrealized depreciation
Russell 2000 Index E-Mini (Long)	312	$29,080,007	$29,036,280	Jun-22	$(2,274,742)
S&P 500 Index E-Mini (Long)	140	28,923,510	28,892,500	Jun-22	(844,482)
Unrealized appreciation					—
Unrealized (depreciation)					(3,119,224)
Total					$(3,119,224)

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$215,682,855	$5,521,960	$—
Consumer discretionary	357,981,091	—	—
Consumer staples	197,513,346	—	—
Energy	80,300,000	—	—
Financials	448,296,817	—	3,407,982
Health care	458,694,549	—	—
Industrials	294,401,788	—	—
Information technology	803,494,262	—	—
Materials	86,984,496	—	—
Real estate	102,292,562	—	—
Utilities	88,489,526	—	—
Total common stocks	3,134,131,292	5,521,960	3,407,982
Units	7,202,284	—	—
Short-term investments	—	138,392,600	—
Totals by level	$3,141,333,576	$143,914,560	$3,407,982

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Futures contracts	$(3,119,224)	$—	$—
Totals by level	$(3,119,224)	$—	$—
* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.
At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Multi-Cap Core Fund 25

Statement of assets and liabilities 4/30/22

ASSETS
Investment in securities, at value, including $47,314,827 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $1,980,450,247)	$3,160,360,198
Affiliated issuers (identified cost $128,295,920) (Notes 1 and 5)	128,295,920
Cash	1,049,480
Foreign currency (cost $266) (Note 1)	257
Dividends, interest and other receivables	3,027,138
Receivable for shares of the fund sold	2,626,989
Receivable for investments sold	23,849,647
Prepaid assets	59,007
Total assets	3,319,268,636

LIABILITIES
Payable for investments purchased	34,017,436
Payable for purchases of delayed delivery securities (Note 1)	3,813,340
Payable for shares of the fund repurchased	3,177,732
Payable for compensation of Manager (Note 2)	1,578,496
Payable for custodian fees (Note 2)	12,364
Payable for investor servicing fees (Note 2)	779,881
Payable for Trustee compensation and expenses (Note 2)	685,427
Payable for administrative services (Note 2)	10,306
Payable for distribution fees (Note 2)	618,655
Payable for variation margin on futures contracts (Note 1)	1,928,134
Collateral on securities loaned, at value (Note 1)	48,913,014
Other accrued expenses	425,849
Total liabilities	95,960,634

Net assets	$3,223,308,002

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,896,754,806
Total distributable earnings (Note 1)	1,326,553,196
Total — Representing net assets applicable to capital shares outstanding	$3,223,308,002

(Continued on next page)

26 Multi-Cap Core Fund

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($2,221,202,803 divided by 70,364,969 shares)	$31.57
Offering price per class A share (100/94.25 of $31.57)*	$33.50
Net asset value and offering price per class B share ($20,462,163 divided by 673,928 shares)**	$30.36
Net asset value and offering price per class C share ($131,615,813 divided by 4,345,448 shares)**	$30.29
Net asset value, offering price and redemption price per class R share
($5,192,891 divided by 165,635 shares)	$31.35
Net asset value, offering price and redemption price per class R6 share
($66,450,655 divided by 2,085,810 shares)	$31.86
Net asset value, offering price and redemption price per class Y share
($778,383,677 divided by 24,454,765 shares)	$31.83

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Multi-Cap Core Fund 27

Statement of operations Year ended 4/30/22

INVESTMENT INCOME
Dividends (net of foreign tax of $104,790)	$46,451,724
Interest (including interest income of $229,766 from investments in affiliated issuers) (Note 5)	315,955
Securities lending (net of expenses) (Notes 1 and 5)	122,696
Total investment income	46,890,375

EXPENSES
Compensation of Manager (Note 2)	18,568,374
Investor servicing fees (Note 2)	4,644,497
Custodian fees (Note 2)	41,411
Trustee compensation and expenses (Note 2)	127,077
Distribution fees (Note 2)	7,931,778
Administrative services (Note 2)	89,415
Other	863,511
Total expenses	32,266,063
Expense reduction (Note 2)	(3,553)
Net expenses	32,262,510

Net investment income	14,627,865

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on:
Securities from unaffiliated issuers (Notes 1 and 3)	191,767,731
Foreign currency transactions (Note 1)	2,223
Futures contracts (Note 1)	674,137
Written options (Note 1)	730,711
Total net realized gain	193,174,802
Change in net unrealized depreciation on:
Securities from unaffiliated issuers	(240,191,680)
Assets and liabilities in foreign currencies	(17)
Futures contracts	(7,447,591)
Total change in net unrealized depreciation	(247,639,288)

Net loss on investments	(54,464,486)

Net decrease in net assets resulting from operations	$(39,836,621)

The accompanying notes are an integral part of these financial statements.

28 Multi-Cap Core Fund

Statement of changes in net assets

INCREASE IN NET ASSETS	Year ended 4/30/22	Year ended 4/30/21
Operations
Net investment income	$14,627,865	$18,051,943
Net realized gain on investments
and foreign currency transactions	193,174,802	236,657,862
Change in net unrealized appreciation (depreciation)
of investments and assets and liabilities
in foreign currencies	(247,639,288)	954,243,760
Net increase (decrease) in net assets resulting
from operations	(39,836,621)	1,208,953,565
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(17,097,723)	(17,229,544)
Class B	—	(38,728)
Class C	—	(251,437)
Class R	(29,512)	(15,435)
Class R6	(648,567)	(474,431)
Class Y	(7,427,175)	(5,523,382)
Net realized short-term gain on investments
Class A	(97,387,203)	—
Class B	(1,113,573)	—
Class C	(6,606,685)	—
Class R	(202,347)	—
Class R6	(2,521,070)	—
Class Y	(31,072,447)	—
From net realized long-term gain on investments
Class A	(96,795,384)	(26,712,472)
Class B	(1,106,806)	(418,686)
Class C	(6,566,536)	(2,139,889)
Class R	(201,117)	(41,435)
Class R6	(2,505,750)	(540,662)
Class Y	(30,883,621)	(6,882,718)
Increase (decrease) from capital share transactions (Note 4)	350,783,645	(140,512,216)
Total increase in net assets	8,781,508	1,008,172,530

NET ASSETS
Beginning of year	3,214,526,494	2,206,353,964
End of year	$3,223,308,002	$3,214,526,494

The accompanying notes are an integral part of these financial statements.

Multi-Cap Core Fund 29

Financial highlights
(For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from	From net	From		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	net realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)
Class A
April 30, 2022	$34.95	.14	(.31)	(.17)	(.26)	(2.95)	(3.21)	$31.57	(1.21)	$2,221,203.96		.41	23
April 30, 2021	22.64	.19	12.78	12.97	(.26)	(.40)	(.66)	34.95	57.85	2,338,484.98		.68	46
April 30, 2020	24.11	.25	(.54)	(.29)	(.21)	(.97)	(1.18)	22.64	(1.62)	1,583,575	1.00	1.04	26
April 30, 2019	22.66	.21	1.73	1.94	—	(.49)	(.49)	24.11	8.66	1,746,453	1.03[d]	.91	41
April 30, 2018	20.17	.18	2.88	3.06	(.24)	(.33)	(.57)	22.66	15.22	172,995	1.06[e]	.80	80
Class B
April 30, 2022	$33.73	(.12)	(.30)	(.42)	—	(2.95)	(2.95)	$30.36	(1.96)	$20,462	1.71	(.34)	23
April 30, 2021	21.87	(.01)	12.31	12.30	(.04)	(.40)	(.44)	33.73	56.61	30,911	1.73	(.04)	46
April 30, 2020	23.30	.07	(.52)	(.45)	(.01)	(.97)	(.98)	21.87	(2.30)	27,496	1.75	.30	26
April 30, 2019	22.09	.04	1.66	1.70	—	(.49)	(.49)	23.30	7.79	38,063	1.78[d]	.19	41
April 30, 2018	19.68	.01	2.81	2.82	(.08)	(.33)	(.41)	22.09	14.41	16,059	1.81[e]	.05	80
Class C
April 30, 2022	$33.65	(.12)	(.29)	(.41)	—	(2.95)	(2.95)	$30.29	(1.94)	$131,616	1.71	(.34)	23
April 30, 2021	21.83	(.01)	12.28	12.27	(.05)	(.40)	(.45)	33.65	56.59	163,875	1.73	(.05)	46
April 30, 2020	23.27	.07	(.52)	(.45)	(.02)	(.97)	(.99)	21.83	(2.30)	136,476	1.75	.30	26
April 30, 2019	22.06	.05	1.65	1.70	—	(.49)	(.49)	23.27	7.80	172,982	1.78[d]	.21	41
April 30, 2018	19.65	.01	2.81	2.82	(.08)	(.33)	(.41)	22.06	14.41	129,480	1.81[e]	.05	80
Class R
April 30, 2022	$34.77	.06	(.31)	(.25)	(.22)	(2.95)	(3.17)	$31.35	(1.46)	$5,193	1.21	.16	23
April 30, 2021	22.50	.13	12.69	12.82	(.15)	(.40)	(.55)	34.77	57.45	3,796	1.23	.45	46
April 30, 2020	23.96	.19	(.55)	(.36)	(.13)	(.97)	(1.10)	22.50	(1.89)	3,043	1.25	.80	26
April 30, 2019	22.58	.16	1.71	1.87	—	(.49)	(.49)	23.96	8.38	4,395	1.28[d]	.69	41
April 30, 2018	20.10	.12	2.88	3.00	(.19)	(.33)	(.52)	22.58	15.00	2,334	1.31[e]	.53	80
Class R6
April 30, 2022	$35.24	.27	(.32)	(.05)	(.38)	(2.95)	(3.33)	$31.86	(.87)	$66,451.62		.75	23
April 30, 2021	22.82	.29	12.88	13.17	(.35)	(.40)	(.75)	35.24	58.37	51,886.63		1.03	46
April 30, 2020	24.28	.34	(.53)	(.19)	(.30)	(.97)	(1.27)	22.82	(1.23)	35,151.63		1.40	26
April 30, 2019†	23.57	.28	.92	1.20	—	(.49)	(.49)	24.28	5.19*	39,959	.62*d	1.23*	41
Class Y
April 30, 2022	$35.22	.23	(.32)	(.09)	(.35)	(2.95)	(3.30)	$31.83	(.98)	$778,384.71		.66	23
April 30, 2021	22.80	.26	12.88	13.14	(.32)	(.40)	(.72)	35.22	58.26	625,574.73		.93	46
April 30, 2020	24.26	.32	(.54)	(.22)	(.27)	(.97)	(1.24)	22.80	(1.35)	420,613.75		1.30	26
April 30, 2019	22.75	.28	1.72	2.00	—	(.49)	(.49)	24.26	8.90	548,746	.78[d]	1.20	41
April 30, 2018	20.24	.24	2.89	3.13	(.29)	(.33)	(.62)	22.75	15.54	319,118	.81[e]	1.11	80

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

30 Multi-Cap Core Fund	Multi-Cap Core Fund 31

Financial highlights cont.

* Not annualized.

† For the period May 22, 2018 (commencement of operations) to April 30, 2019.

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Includes one-time merger costs of 0.01% as a percentage of average net assets.

e Includes one-time merger costs of 0.04% as a percentage of average net assets.

The accompanying notes are an integral part of these financial statements.

32 Multi-Cap Core Fund

Notes to financial statements 4/30/22

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from May 1, 2021 through April 30, 2022.

Putnam Multi-Cap Core Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek capital appreciation. The fund invests mainly in common stocks (growth or value stocks or both) of U.S. companies of any size that Putnam Management believes have favorable investment potential. For example, the fund may purchase stocks of companies with stock prices that reflect a value lower than that which Putnam Management places on the company. Putnam Management may also consider other factors that it believes will cause the stock price to rise. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class R, class R6 and class Y shares. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class A shares generally are not subject to a contingent deferred sales charge, and class R, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately eight years. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class R shares, but do not bear a distribution fee, and in the case of class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined

Multi-Cap Core Fund 33

by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

34 Multi-Cap Core Fund

Interest income, net of any applicable withholding taxes, if any, and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Securities purchased or sold on a delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Multi-Cap Core Fund 35

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral pledged to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund did not have a net liability position on open derivative contracts subject to the Master Agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $48,913,014 and the value of securities loaned amounted to $47,314,827.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

36 Multi-Cap Core Fund

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from nontaxable dividends, from unrealized gains and losses on certain futures contracts and from partnership income. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $2,265,183 to decrease undistributed net investment income, $2,536 to decrease paid-in capital and $2,267,719 to increase accumulated net realized gain.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$1,271,089,796
Unrealized depreciation	(87,730,686)
Net unrealized appreciation	1,183,359,110
Undistributed ordinary income	2,939,028
Undistributed long-term gains	123,431,327
Undistributed short-term gains	16,823,741
Cost for federal income tax purposes	$2,102,177,784

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Multi-Cap Core Fund 37

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.710%	of the first $5 billion,	0.510%	of the next $50 billion,
0.660%	of the next $5 billion,	0.490%	of the next $50 billion,
0.610%	of the next $10 billion,	0.480%	of the next $100 billion and
0.560%	of the next $10 billion,	0.475%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.541% of the fund’s average net assets.

Putnam Management has contractually agreed, through August 30, 2022, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$3,312,208	Class R6	31,600
Class B	37,197	Class Y	1,038,793
Class C	218,291	Total	$4,644,497
Class R	6,408

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $3,553 under the expense offset arrangements.

38 Multi-Cap Core Fund

Each Independent Trustee of the fund receives an annual Trustee fee, of which $2,595, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$6,042,709
Class B	1.00%	1.00%	271,758
Class C	1.00%	1.00%	1,593,957
Class R	1.00%	0.50%	23,354
Total			$7,931,778

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $216,984 from the sale of class A shares and received $1,223 and $911 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $122 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$895,864,254	$722,509,052
U.S. government securities (Long-term)	—	—
Total	$895,864,254	$722,509,052

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Multi-Cap Core Fund 39

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	YEAR ENDED 4/30/22		YEAR ENDED 4/30/21
Class A	Shares	Amount	Shares	Amount
Shares sold	3,671,737	$129,675,292	2,716,189	$79,322,539
Shares issued in connection with
reinvestment of distributions	5,796,486	198,877,420	1,409,572	41,159,518
	9,468,223	328,552,712	4,125,761	120,482,057
Shares repurchased	(6,016,138)	(212,648,783)	(7,149,032)	(200,966,683)
Net increase (decrease)	3,452,085	$115,903,929	(3,023,271)	$(80,484,626)

	YEAR ENDED 4/30/22		YEAR ENDED 4/30/21
Class B	Shares	Amount	Shares	Amount
Shares sold	6,486	$220,458	9,661	$276,855
Shares issued in connection with
reinvestment of distributions	66,499	2,201,105	15,948	450,855
	72,985	2,421,563	25,609	727,710
Shares repurchased	(315,474)	(10,735,097)	(366,670)	(9,959,975)
Net decrease	(242,489)	$(8,313,534)	(341,061)	$(9,232,265)

	YEAR ENDED 4/30/22		YEAR ENDED 4/30/21
Class C	Shares	Amount	Shares	Amount
Shares sold	587,981	$19,991,367	458,655	$12,892,161
Shares issued in connection with
reinvestment of distributions	382,473	12,629,259	82,782	2,335,289
	970,454	32,620,626	541,437	15,227,450
Shares repurchased	(1,494,368)	(50,567,428)	(1,925,205)	(52,275,378)
Net decrease	(523,914)	$(17,946,802)	(1,383,768)	$(37,047,928)

	YEAR ENDED 4/30/22		YEAR ENDED 4/30/21
Class R	Shares	Amount	Shares	Amount
Shares sold	68,209	$2,453,666	15,114	$441,512
Shares issued in connection with
reinvestment of distributions	12,693	432,976	1,955	56,864
	80,902	2,886,642	17,069	498,376
Shares repurchased	(24,439)	(865,513)	(43,118)	(1,145,877)
Net increase (decrease)	56,463	$2,021,129	(26,049)	$(647,501)

40 Multi-Cap Core Fund

	YEAR ENDED 4/30/22		YEAR ENDED 4/30/21
Class R6	Shares	Amount	Shares	Amount
Shares sold	734,652	$26,146,283	237,854	$7,346,149
Shares issued in connection with
reinvestment of distributions	163,187	5,643,013	34,296	1,008,633
	897,839	31,789,296	272,150	8,354,782
Shares repurchased	(284,361)	(10,006,410)	(340,248)	(9,314,392)
Net increase (decrease)	613,478	$21,782,886	(68,098)	$(959,610)

	YEAR ENDED 4/30/22		YEAR ENDED 4/30/21
Class Y	Shares	Amount	Shares	Amount
Shares sold	9,305,077	$330,337,450	3,585,123	$107,997,851
Shares issued in connection with
reinvestment of distributions	1,885,003	65,145,697	394,144	11,587,826
	11,190,080	395,483,147	3,979,267	119,585,677
Shares repurchased	(4,499,173)	(158,147,110)	(4,660,015)	(131,725,963)
Net increase (decrease)	6,690,907	$237,336,037	(680,748)	$(12,140,286)

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 4/30/21	cost	proceeds	income	of 4/30/22
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$27,571,769	$1,069,464,219	$1,048,122,974	$52,864	$48,913,014
Putnam Short Term
Investment Fund**	174,470,337	423,716,328	518,803,759	229,766	79,382,906
Total Short-term
investments	$202,042,106	$1,493,180,547	$1,566,926,733	$282,630	$128,295,920

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1).Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Multi-Cap Core Fund 41

Beginning in January 2020, global financial markets have experienced, and may continue to experience, significant volatility resulting from the spread of a virus known as Covid–19. The outbreak of Covid–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of Covid–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Written equity option contracts (contract amount)	$34,000
Futures contracts (number of contracts)	1,000
Warrants (number of warrants)	—*

* For the reporting period, there were no holdings at the end of each fiscal quarter and the transactions were considered minimal.

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Payables, Net assets —
Equity contracts	Receivables	$—	Unrealized depreciation	$3,119,224*
Total		$—		$3,119,224

* Includes cumulative appreciation/depreciation of futures contracts as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not
accounted for as
hedging instruments
under ASC 815	Warrants	Options	Futures	Total
Equity contracts	$1,298	$730,711	$674,137	$1,406,146
Total	$1,298	$730,711	$674,137	$1,406,146

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted for as
hedging instruments under ASC 815	Futures	Total
Equity contracts	$(7,447,591)	$(7,447,591)
Total	$(7,447,591)	$(7,447,591)

42 Multi-Cap Core Fund

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	BofA Securities, Inc.	Total
Assets:
Futures contracts§	$—	$—
Total Assets	$—	$—
Liabilities:
Futures contracts§	1,928,134	1,928,134
Total Liabilities	$1,928,134	$1,928,134
Total Financial and Derivative Net Assets	$(1,928,134)	$(1,928,134)
Total collateral received (pledged)†##	$—
Net amount	$(1,928,134)
Controlled collateral received (including
TBA commitments)**	$—	$—
Uncontrolled collateral received	$—	$—
Collateral (pledged) (including TBA commitments)**	$—	$—

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts, which is not included in the table above, amounted to $3,960,401.

Multi-Cap Core Fund 43

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $186,174,976 as a capital gain dividend with respect to the taxable year ended April 30, 2022, or, if subsequently determined to be different, the net capital gain of such year.

The fund designated 100.00% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period, the fund hereby designates 100.00%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the reporting period, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $120,974 of distributions paid as qualifying to be taxed as interest-related dividends, and $138,903,326 to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2023 will show the tax status of all distributions paid to your account in calendar 2022.

44 Multi-Cap Core Fund

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Author; won Pulitzer Prize for *Lords of Finance: The Bankers Who Broke the World.*

Other directorships: Chair of the Sun Valley Writers Conference, a literary not-for-profit organization, and a Trustee of the Journal of Philosophy.

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Private investor

Other directorships: Director of English Helper, Inc., a private software company; previously a Trustee of the Rubin Museum, serving on the Investment Committee; and previously a Director of RAGE Frameworks, Inc.

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects.

Other directorships: Director of Devon Energy Corporation, a publicly traded independent natural gas and oil exploration and production company; Director of National Fuel Gas Company, a publicly traded energy company that engages in the production, gathering, transportation, distribution, and marketing of natural gas; Senior Advisor to the energy private equity firm First Reserve; Director of three private, independent oil and gas exploration and production companies: Ascent Resources, LLC, Texas American Resources Company II, LLC, and IOG Resources, LLC; member of the Finance Committee of the Children's Hospital of Colorado; member of the Investment Committee of the Board of The Denver Foundation; and previously a Director of publicly traded companies Buckeye Partners LP, UNS Energy Corporation, CVR Energy Company, and SM Energy Corporation.

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Foundation and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies.

Other directorships: Director of the Great Lakes Science Center and of College Now Greater Cleveland.

Catharine Bond Hill

Born 1954, Trustee since 2017

Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, Dr. Hill served as the 10th president of Vassar College.

Other directorships: Director of Yale-NUS College and Trustee of Yale University.

Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: The Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). From 2008 to 2017, the President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance.

Other directorships: Vice Chair of the Board of Directors of the Whitehead Institute for Biomedical Research, a non-profit biomedical research institute; a Director of Exelon Corporation, an energy company focused on power services; and a member Emeritus of the Board of Advisors of the Boston Symphony Orchestra.

Kenneth R. Leibler

Born 1949, Trustee since 2006
Vice Chair from 2016 to 2018, and Chair since 2018

Principal occupations during past five years: Vice Chair Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston. Member of the Investment Committee of the Boston Arts Academy Foundation.

Other directorships: Director of Eversource Corporation, which operates New England's largest energy delivery system; previously the Chair of the Boston Options Exchange, an electronic marketplace for the trading of listed derivatives securities; previously the Chair and Chief Executive Officer of the Boston Stock Exchange; and previously the President and Chief Operating Officer of the American Stock Exchange.

George Putnam, III

Born 1951, Trustee since 1984

Principal occupations during past five years: Chair of New Generation Research, Inc., a publisher of financial advisory and other research services, and President of New Generation Advisors, LLC, a registered investment adviser to private funds.

Other directorships: Director of The Boston Family Office, LLC, a registered investment advisor; a Director of the Gloucester Marine Genomics Institute; previously a Trustee of the Marine Biological Laboratory; and previously a Trustee of Epiphany School.

Multi-Cap Core Fund 45

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of April 30, 2022, there were 100 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

46 Multi-Cap Core Fund

Officers
In addition to Robert L. Reynolds, the other officers of the fund are shown below:

James F. Clark (Born 1974)	Alan G. McCormack (Born 1964)
Vice President and Chief Compliance Officer	Vice President and Derivatives Risk Manager
Since 2016	Since 2022
Chief Compliance Officer and Chief Risk Officer,	Head of Quantitative Equities and Risk,
Putnam Investments, and Chief Compliance Officer,	Putnam Investments
Putnam Management
Denere P. Poulack (Born 1968)
Nancy E. Florek (Born 1957)	Assistant Vice President, Assistant Clerk,
Vice President, Director of Proxy Voting and Corporate	and Assistant Treasurer
Governance, Assistant Clerk, and Assistant Treasurer	Since 2004
Since 2000
Janet C. Smith (Born 1965)
Michael J. Higgins (Born 1976)	Vice President, Principal Financial Officer, Principal
Vice President, Treasurer, and Clerk	Accounting Officer, and Assistant Treasurer
Since 2010	Since 2007
Head of Fund Administration Services,
Jonathan S. Horwitz (Born 1955)	Putnam Investments and Putnam Management
Executive Vice President, Principal Executive Officer,
and Compliance Liaison	Stephen J. Tate (Born 1974)
Since 2004	Vice President and Chief Legal Officer
Since 2021
Richard T. Kircher (Born 1962)	General Counsel, Putnam Investments,
Vice President and BSA Compliance Officer	Putnam Management, and Putnam Retail Management
Since 2019
Assistant Director, Operational Compliance, Putnam	Mark C. Trenchard (Born 1962)
Investments and Putnam Retail Management	Vice President
Since 2002
Martin Lemaire (Born 1984)	Director of Operational Compliance, Putnam
Vice President and Derivatives Risk Manager	Investments and Putnam Retail Management
Since 2022
Risk Manager and Risk Analyst, Putnam Investments

Susan G. Malloy (Born 1957)
Vice President and Assistant Treasurer
Since 2007
Head of Accounting and Middle Office Services,
Putnam Investments and Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

Multi-Cap Core Fund 47

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

48 Multi-Cap Core Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Richard T. Kircher
Putnam Investment	Kenneth R. Leibler, Chair	Vice President and
Management, LLC	Liaquat Ahamed	BSA Compliance Officer
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Martin Lemaire
	Katinka Domotorffy	Vice President and
Investment Sub-Advisor	Catharine Bond Hill	Derivatives Risk Manager
Putnam Investments Limited	Paul L. Joskow
16 St James’s Street	George Putnam, III	Susan G. Malloy
London, England SW1A 1ER	Robert L. Reynolds	Vice President and
	Manoj P. Singh	Assistant Treasurer
Marketing Services	Mona K. Sutphen
Putnam Retail Management		Alan G. McCormack
Limited Partnership	Officers	Vice President and
100 Federal Street	Robert L. Reynolds	Derivatives Risk Manager
Boston, MA 02110	President
Denere P. Poulack
Custodian	James F. Clark	Assistant Vice President,
State Street Bank	Vice President, Chief Compliance	Assistant Clerk, and
and Trust Company	Officer, and Chief Risk Officer	Assistant Treasurer

Legal Counsel	Nancy E. Florek	Janet C. Smith
Ropes & Gray LLP	Vice President, Director of	Vice President,
	Proxy Voting and Corporate	Principal Financial Officer,
Independent Registered	Governance, Assistant Clerk,	Principal Accounting Officer,
Public Accounting Firm	and Assistant Treasurer	and Assistant Treasurer
PricewaterhouseCoopers LLP
	Michael J. Higgins	Stephen J. Tate
	Vice President, Treasurer,	Vice President and
	and Clerk	Chief Legal Officer

	Jonathan S. Horwitz	Mark C. Trenchard
	Executive Vice President,	Vice President
Principal Executive Officer,
and Compliance Liaison

This report is for the information of shareholders of Putnam Multi-Cap Core Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam
INVESTMENTS

100 Federal Street
Boston, MA 02110

1-800-225-1581
putnam.com

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

AN115 329794 6/22

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit, Compliance and Risk Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each member of the Audit, Compliance and Risk Committee also possesses a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualifies him or her for service on the Committee. In addition, the Trustees have determined that each of Dr. Hill, Dr. Joskow, and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education; in the case of Dr. Joskow, including his experience serving on the audit committees of several public companies and institutions and his education and experience as an economist who studies companies and industries, routinely using public company financial statements in his research. The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Risk Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

April 30, 2022	$49,058	$ —	$7,886	$ —
April 30, 2021	$66,538	$ —	$7,891	$ —

For the fiscal years ended April 30, 2022 and April 30, 2021, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $336,837 and $317,191 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Risk Committee. The Audit, Compliance and Risk Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Risk Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2–01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

April 30, 2022	$ —	$328,951	$ —	$ —
April 30, 2021	$ —	$309,300	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: June 28, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: June 28, 2022

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: June 28, 2022